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MainStay VP Series Fund, Inc. Prospectus                         April 30, 2004

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                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 13 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 Eagle Asset Management Growth Equity
                                                                   Portfolio...........................    page A-9
                                                                 Lord Abbett Developing Growth
                                                                   Portfolio...........................    page A-11
                                                                  Equity & Income
                                                                 American Century Income & Growth
                                                                   Portfolio...........................    page A-13
                                                                 Convertible Portfolio.................    page A-15
                                                                 Dreyfus Large Company Value
                                                                   Portfolio...........................    page A-17
                                                                 Total Return Portfolio................    page A-19
                                                                 Value Portfolio.......................    page A-21
                                                                  Income
                                                                 Bond Portfolio........................    page A-23
                                                                 Government Portfolio..................    page A-25
                                                                 High Yield Corporate Bond Portfolio...    page A-27
                                                                 Cash Management Portfolio.............    page A-29

INITIAL AND SERVICE CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

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                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO (formerly, Growth Equity
  Portfolio)................................................    A-7
EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO..............    A-9
LORD ABBETT DEVELOPING GROWTH PORTFOLIO.....................   A-11
AMERICAN CENTURY INCOME & GROWTH PORTFOLIO..................   A-13
CONVERTIBLE PORTFOLIO.......................................   A-15
DREYFUS LARGE COMPANY VALUE PORTFOLIO.......................   A-17
TOTAL RETURN PORTFOLIO......................................   A-19
VALUE PORTFOLIO.............................................   A-21
BOND PORTFOLIO..............................................   A-23
GOVERNMENT PORTFOLIO........................................   A-25
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-27
CASH MANAGEMENT PORTFOLIO...................................   A-29
INVESTMENT POLICIES.........................................   A-31
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-31
     DERIVATIVE SECURITIES..................................   A-31
     FOREIGN SECURITIES.....................................   A-31
     LENDING OF PORTFOLIO SECURITIES........................   A-32
     LOAN PARTICIPATION INTERESTS...........................   A-32
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-32
     RISK MANAGEMENT TECHNIQUES.............................   A-32
     SWAP AGREEMENTS........................................   A-32
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-33
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-33
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-33
     PORTFOLIO TURNOVER.....................................   A-33
THE FUND AND ITS MANAGEMENT.................................   A-33
PURCHASE AND REDEMPTION OF SHARES...........................   A-37
     LIMITATIONS ON PURCHASES AND TRANSFERS.................   A-37
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-38
GENERAL INFORMATION.........................................   A-38
FINANCIAL HIGHLIGHTS........................................   A-39

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

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                                                                               -

This Prospectus describes Initial Class and Service Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers nineteen separate series, each of which represents a separate portfolio of investments. The shares of thirteen of these series are offered by the Fund under this Prospectus. The MainStay VP American Century Income & Growth Portfolio ("American Century Income & Growth"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock") (formerly, MainStay VP Growth Equity Portfolio), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Dreyfus Large Company Value Portfolio ("Dreyfus Large Company Value"), the MainStay VP Eagle Asset Management Growth Equity Portfolio ("Eagle Asset Management Growth Equity"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP Lord Abbett Developing Growth Portfolio ("Lord Abbett Developing Growth"), the MainStay VP Total Return Portfolio ("Total Return") and the MainStay VP Value Portfolio ("Value") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses thirteen Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt or fixed income securities, and the Equity & Income Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of two of the Portfolios and has retained subadvisors for eleven of the Portfolios.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION                    QUARTER/YEAR   RETURN
PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter                 4/98       26.65%
Lowest Return/Worst Quarter                 1/01      -19.42%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                   1 YEAR   5 YEARS   10 YEARS
Capital Appreciation
  Portfolio(1) -- Initial Class    26.99%   -5.46%     7.10%
S&P 500(R) Index(2)                28.68%   -0.57%     11.07%
Russell 1000(R) Growth Index(3)    29.75%   -5.11%     9.21%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                          Annual Total Returns (12/31)

[Annual Total Returns Bar Chart]

94                                                                               -4.38
95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Management Fee                           0.36%     0.36%
    Distribution and Service (12b-1) Fees    None      0.25%(4)
    Other Expenses (includes
    Administration Fee of 0.20%)             0.28%     0.28%
    Total Portfolio Operating Expenses       0.64%     0.89%

(4) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $65        $205        $357        $  798
  Service Class           $91        $284        $493        $1,096

                      MAINSTAY VP COMMON STOCK PORTFOLIO*

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- The Portfolio will seek to identify companies which, in the opinion of New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Portfolio normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have large- to mid-cap market capitalizations. The Portfolio is managed with a core orientation (including growth and value equities) that is determined by market conditions.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Growth Equity Portfolio.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL     QUARTER/YEAR   RETURN
CLASS
Highest Return/Best Quarter               4/99       23.35%
Lowest Return/Worst Quarter               1/01      -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                    1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio(1) --
  Initial Class                     26.37%   -0.06%     10.04%
S&P 500(R) Index(2)                 28.68%   -0.57%     11.07%
Russell 1000(R) Index(3)            29.89%   -0.13%     11.00%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                          Annual Total Returns (12/31)

[Bar Chart]

94                                                                                 1.2
95                                                                               29.16
96                                                                                24.5
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee                          0.25%     0.25%
    Distribution and Service (12b-1) Fees   None      0.25%(4)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.27%     0.27%
    Total Portfolio Operating Expenses      0.52%     0.77%

(4) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $53        $167        $291         $653
  Service Class           $79        $246        $428         $954

                   MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH
                                EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Eagle Asset Management Growth Equity Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in U.S. common stocks. A majority of the Eagle Asset Management Growth Equity Portfolio's assets will be invested in common stock of companies with market capitalizations greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Subadvisor, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500(R) Index, or

- expected revenue growth greater than the average of the S&P 500(R) Index, or

- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

- the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


EAGLE ASSET MANAGEMENT GROWTH EQUITY  QUARTER/YEAR   RETURN
 PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               3/01      -21.11%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                                        SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS   5/1/98
Eagle Asset Management Growth
  Equity Portfolio(1) -- Initial
  Class                             28.05%    2.71%      5.39%
S&P 500(R) Index(2)                 28.68%   -0.57%      1.46%
Russell 1000(R) Growth Index(3)     29.75%   -5.11%     -1.58%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Growth Equity Portfolio Bar Chart]

99                                                                                65.5
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Management Fee                           0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(4)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.33%     0.33%
    Total Portfolio Operating Expenses       0.83%     1.08%

(4) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 85       $265        $460        $1,025
  Service Class           $110       $343        $595        $1,317

              MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Lord Abbett Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL INVESTMENT STRATEGIES -- Normally, the Portfolio invests primarily in the common stocks of companies with above average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the S&P 500(R) Index), and their shares are frequently traded over the counter. Having, in the view of Lord, Abbett & Co. LLC, the Portfolio's Subadvisor, passed the pitfalls of the formative years, these companies may now be in a position to grow rapidly in their market. The Portfolio's Subadvisor uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.


Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.


Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indices such as the S&P 500(R) Index.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

LORD ABBETT DEVELOPING GROWTH
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/01         25.37%
Lowest Return/Worst Quarter              3/02        -23.20%

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                                     SINCE
                                                   INCEPTION
                                1 YEAR   5 YEARS    5/1/98
Lord Abbett Developing Growth
   Portfolio(1) -- Initial
   Class                         38.49%  -0.51%     -1.88%
S&P 500(R) Index(2)              28.68%  -0.57%      1.46%
Russell 2000(R) Growth
  Index(3)                       48.54%   0.86%     -1.11%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[LORD ABBETT DEVELOPING GROWTH PORTFOLIO BAR CHART]

99                                                                               32.19
00                                                                              -19.08
01                                                                               -7.34
02                                                                              -28.98
03                                                                               38.49

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee                          0.60%     0.60%
    Distribution and Service (12b-1) Fees   None      0.25%(4)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.59%     0.59%
    Total Portfolio Operating Expenses      1.19%     1.44%

(4) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $121       $378        $654        $1,443
  Service Class           $147       $456        $787        $1,724

                     MAINSTAY VP AMERICAN CENTURY INCOME &
                                GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The American Century Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

---------------------------------------------------------------------------
         AMERICAN CENTURY INCOME & GROWTH
            PORTFOLIO -- INITIAL CLASS              QUARTER/YEAR   RETURN
---------------------------------------------------------------------------
Highest Return/Best Quarter                            2/03         15.97%
---------------------------------------------------------------------------
Lowest Return/Worst Quarter                            3/02        -17.06%
---------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

-------------------------------------------------------------------------------------------
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
-------------------------------------------------------------------------------------------
American Century Income & Growth Portfolio(1) --Initial
  Class                                                        28.69%   -0.10%      1.54%
-------------------------------------------------------------------------------------------
S&P 500(R) Index(2)                                            28.68%   -0.57%      1.46%
-------------------------------------------------------------------------------------------

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[AMERICAN CENTURY INCOME & GROWTH PORTFOLIO BAR CHART]

99                                                                               17.59
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Management Fee                           0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(3)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.44%     0.44%
    Total Portfolio Operating Expenses       0.94%     1.19%

(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 96       $300        $520        $1,155
  Service Class           $121       $378        $654        $1,443

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities or may be invested or held in cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                                 SINCE
                                               INCEPTION
                              1 YEAR  5 YEARS   10/1/96
Convertible Portfolio --
  Initial Class(1)            22.23%   8.23%     8.94%
Credit Suisse First Boston
  Convertible Securities
  Index(2)                    27.99%   7.61%     8.86%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues -- convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or better by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[CONVERTIBLE PORTFOLIO BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Management Fee                           0.36%     0.36%
    Distribution and Service (12b-1) Fees    None      0.25%(3)
    Other Expenses (includes
    Administration Fee of 0.20%)             0.31%     0.31%
    Total Portfolio Operating Expenses       0.67%     0.92%

(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $68        $214        $373        $  835
  Service Class           $94        $293        $509        $1,131

               MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Dreyfus Large Company Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500(R) Index weighting or 30% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- In choosing stocks, the Subadvisor identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Subadvisor's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

DREYFUS LARGE COMPANY VALUE PORTFOLIO --
             INITIAL CLASS                QUARTER/YEAR   RETURN
Highest Return/Best Quarter                  2/03         15.07%
Lowest Return/Worst Quarter                  3/02        -18.14%

                        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Dreyfus Large Company Value Portfolio(1) -- Initial Class      27.95%     1.40%     1.74%
S&P/Barra Value(R) Index(2)                                    31.79%     1.95%     2.00%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The S&P/Barra Value(R) Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value(R) Index. You cannot invest directly in an index.
(BAR CHART)

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Management Fee                           0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(3)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.39%     0.39%
    Total Portfolio Operating Expenses       0.99%     1.24%

(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $101       $315        $547        $1,213
  Service Class           $126       $393        $681        $1,500

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its assets in U.S. equity securities and a minimum of 30% of its assets in U.S. debt securities. Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that the Portfolio believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will consist primarily of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Portfolio's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, the Portfolio may purchase high-yield bonds and other debt securities rated BB or better by S&P or Ba or better by Moody's that the Portfolio's Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in Management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

   TOTAL RETURN PORTFOLIO -- INITIAL CLASS     QUARTER/YEAR  RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -11.63%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                        1 YEAR   5 YEARS  10 YEARS
Total Return Portfolio(1) --
 Initial Class                           19.68%  -0.04%     7.51%
S&P 500(R) Index(2)                      28.68%  -0.57%    11.07%
Total Return Growth Composite Index(3)   19.04%   0.13%     8.84%
Total Return Core Composite Index(4)     19.15%   2.94%     9.71%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

(4) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[TOTAL RETURN PORTFOLIO BAR CHART]

94                                                                               -3.99
95                                                                               28.33
96                                                                               12.08
97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee                          0.32%     0.32%
    Distribution and Service (12b-1) Fees   None      0.25%(4)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.29%     0.29%
    Total Portfolio Operating Expenses      0.61%     0.86%

(4) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $62        $195        $340        $  762
  Service Class           $88        $274        $477        $1,061

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields, the Portfolio's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios,

  - the company's book value,

  - estimated value of the company's assets (liquidating value), and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                                         SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS    5/1/95
Value Portfolio(1) -- Initial
  Class                             27.37%    4.40%      8.94%
S&P 500(R) Index(2)                 28.68%   -0.57%     11.07%
Russell 1000(R) Value Index(3)      30.03%    3.56%     11.88%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[VALUE PORTFOLIO BAR CHART]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee                         0.36%      0.36%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(4)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                 0.30%      0.30%
    Total Portfolio Operating Expenses     0.66%      0.91%

(4) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $67        $211        $368        $  822
  Service Class           $93        $290        $504        $1,120

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by New York Life Investment Management LLC, the Portfolio's Manager.

At least 65% percent of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/94      -2.97%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                      1 YEAR   5 YEARS   10 YEARS
Bond Portfolio(1) -- Initial Class    4.52%    6.22%     6.56%
Merrill Lynch Corporate and
  Government Master Index(2)          4.54%    6.64%     6.99%
Lehman Brothers(R) Aggregate Bond
  Index(3)                            4.10%    6.62%     6.95%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.
(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(3) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

[BOND PORTFOLIO BAR CHART]

94                                                                               -3.39
95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Management Fee                           0.25%     0.25%
    Distribution and Service (12b-1) Fees    None      0.25%(4)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.54%     0.79%

(4) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677
  Service Class           $81        $252        $439         $978

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), as well as Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 1/96      -2.46%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio(1) --
  Initial Class                    1.88%    5.65%     6.29%
Lehman Brothers Government Bond
  Index(2)                         2.36%    6.26%     6.72%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[GOVERNMENT PORTFOLIO BAR CHART]

94                                                                               -1.84
95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Management Fee                           0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(3)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.59%     0.84%

(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738
  Service Class           $86        $268        $466        $1,037

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade of Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
INITIAL CLASS                           QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

------------------------------------------------------------------------------------------
                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/95
------------------------------------------------------------------------------------------
High Yield Corporate Bond Portfolio(1) -- Initial Class       36.37%   9.17%      10.19%
Credit Suisse First Boston(TM) High Yield Index(2)            27.94%   6.44%       9.32%

(1) No performance information is provided for the Service Class shares as that class did not yet have a full calendar year of performance as of the date of this Prospectus.

(2) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[HIGH YIELD CORPORATE BOND PORTFOLIO BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Management Fee                           0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(3)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.30%     0.30%
    Total Portfolio Operating Expenses       0.60%     0.85%

(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $61        $192        $335        $  750
  Service Class           $87        $271        $471        $1,049

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL     QUARTER/YEAR  RETURN
CLASS
Highest Return/Best Quarter                  3/00       1.56%
Lowest Return/Worst Quarter                  4/03       0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.67%    3.33%      4.14%
Lipper Money Market Funds Index(1)   0.62%    3.26%      4.08%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

94                                                                               3.82
95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Management Fee                           0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307        $  689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

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Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

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                                                                               -

The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's Manager or Subadvisor.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2003, NYLIM and its affiliates managed approximately $179.4 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to an Investment Advisory Agreement. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly two Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These services are provided pursuant to a separate Administration Agreement.

The Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2003, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................    0.25%
Capital Appreciation Portfolio..............    0.36%
Cash Management Portfolio...................    0.25%
Common Stock Portfolio......................    0.25%
Convertible Portfolio.......................    0.36%
Government Portfolio........................    0.30%
High Yield Corporate Bond Portfolio.........    0.30%
Total Return Portfolio......................    0.32%
Value Portfolio.............................    0.36%
American Century Income & Growth
  Portfolio.................................    0.50%
Dreyfus Large Company Value Portfolio.......    0.60%
Eagle Asset Management Growth Equity
  Portfolio.................................    0.50%
Lord Abbett Developing Growth Portfolio.....    0.60%

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing and shareholder support services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2003, MacKay Shields managed approximately $37.8 billion in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the American Century Income & Growth Portfolio. As of December 31, 2003, American Century managed over $87.4 billion in assets.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Subadvisor to the Dreyfus Large Company Value Portfolio. As of December 31, 2003, The Dreyfus Corporation managed approximately $169 billion in assets.

Eagle Asset Management, Inc., whose principal place of business is 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as Subadvisor to the Eagle Asset Management Growth Equity Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2003, Eagle Asset Management managed over $8.15 billion in assets.

Lord, Abbett & Co. LLC, whose principal place of business is 90 Hudson Street, Jersey City, New Jersey 07032-3973, serves as Subadvisor to the Lord Abbett Developing Growth Portfolio. As of December 31, 2003, Lord, Abbett & Co. LLC managed over $72 billion in assets.

     PORTFOLIO MANAGERS -- BIOGRAPHIES

PORTFOLIO MANAGERS:

BOND PORTFOLIO -- Donald F. Serek and Thomas Volpe, Jr.

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

GOVERNMENT PORTFOLIO -- Gary Goodenough and Joseph Portera

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

TOTAL RETURN PORTFOLIO -- Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

AMERICAN CENTURY INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, Vivienne Hsu and John Schniedwind

DREYFUS LARGE COMPANY VALUE PORTFOLIO -- Valerie J. Sill

EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO -- Duane Eatherly and Ashi Parikh

LORD ABBETT DEVELOPING GROWTH PORTFOLIO -- F. Thomas O'Halloran

BIOGRAPHIES:

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the American Century Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990, and has managed the quantitative equity research effort since then. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

DUANE EATHERLY, CFA -- Mr. Eatherly is a portfolio manager of the Eagle Asset Management Growth Equity Portfolio. He has 11 years of investment experience and is the portfolio co-manager on Eagle's Institutional Growth team. Prior to joining Eagle in 1999, Mr. Eatherly served as Sector Manager for Technology Equities for Bank One Investment Advisors. He graduated in 1987 from Rose-Hulman Institute of Technology with a B.S. in Electrical Engineering and earned his M.B.A. with high distinction from Indiana University in 1992. Prior to attending Indiana University, Mr. Eatherly worked as an electrical engineer for Lockheed Corporation's F-117A Stealth Fighter Program. He is the holder of a Charter Financial Analyst designation.

HARVEY FRAM, CFA -- Mr. Fram is the portfolio manager of the Common Stock Portfolio. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns

& Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000 and the Government Portfolio from April 1999 until July 2000. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

VIVIENNE HSU, CFA -- Ms. Hsu has managed the American Century Income & Growth Portfolio since February 2002. Ms. Hsu, Vice President and Portfolio Manager, has been a member of the quantitative equity team since July 1997 and was promoted to Portfolio Manager in February 2002. She joined American Century as a quantitative analyst and became a senior analyst in 2000. She has a bachelor's degree in applied mathematics from the University of California -- Berkeley and an MBA from the Haas School of Business, University of California -- Berkeley. She has earned the right to use the Chartered Financial Analyst designation.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan earned the right to use the Chartered Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

F. THOMAS O'HALLORAN, CFA -- Mr. O'Halloran, Investment Manager at Lord Abbett, has managed the Lord Abbett Developing Growth Portfolio since March 2003. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg where he served as Executive Director/Senior Research Analyst. He is the holder of a Charter Financial Analyst designation and has been in the investment business since 1987.

ASHI PARIKH -- Mr. Parikh has managed the Eagle Asset Management Growth Equity Portfolio since April 1999. He is Chief Investment Officer and Senior Managing Director of the Institutional Growth Advisers Division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Value Portfolio since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the American Century Income & Growth Portfolio since its inception. Mr. Schniedwind, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer of Quantitative Equity, joined American Century in 1982 and also supervises other portfolio management teams. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

VALERIE J. SILL, CFA -- Ms. Sill became a manager of the Dreyfus Large Company Value Portfolio in August 2001. Ms. Sill is a dual employee of The Dreyfus Corporation and The Boston Company Asset Management LLC, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. She joined The Boston Company in 1994, where she is a portfolio manager of balanced and value equity accounts. Ms. Sill is the Chairperson of The Boston Company's Equity Policy Group. Prior to joining

The Boston Company, Ms. Sill served as a portfolio manager and analyst at Investment Advisors, Inc. in Minneapolis from 1992 to 1994. She also worked as a health care and utilities analyst at State Street Research & Management Company in Boston from 1990 to 1992. Ms. Sill graduated from Wellesley College with a bachelor's degree, magna cum laude, in economics and philosophy. She holds an MBA from Harvard Business School and has earned the right to use the Chartered Financial Analyst designation.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

The Fund determines the NAV per share of each Portfolio on each day the New York Stock Exchange is open for trading. NAV per share is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for purchases and redemptions of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total assets attributable to the Portfolio, less liabilities, attributable to the Portfolio by the total number of shares of that Portfolio that are issued and outstanding. If current market values are not available, investments will be valued by another method that the Board of Directors believes accurately reflects fair value. Changes in the value of the Portfolios' securities that occur after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or Subadvisor determines that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made.

Certain Portfolios invest in securities that are primarily listed on foreign securities exchanges that trade on weekdays or other days when the Fund does not price shares. As a result, the NAV of those Portfolios' shares may change on days when shareholders will not be able to purchase or redeem their shares.


LIMITATIONS ON PURCHASES AND TRANSFERS.


- THE FUND MAY BAR EXCESSIVE TRADERS.


Short-term or excessive trading into and out of a Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. When large dollar amounts are involved, short-term or excessive trading can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. The Portfolios are not designed for short-term or excessive trading, or for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Accordingly, the Fund may reject any purchase or transfer orders at any time. In particular, the Fund may reject or cancel any order or part thereof from market timers or investors who, in the opinion of NYLIM or a Portfolio's Subadvisor, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Portfolio. For these purposes, NYLIM or the Subadvisor may consider an investor's trading history in that Portfolio or other Portfolios, and accounts under common ownership or control. Investors will be notified by telephone or by mail if an order is rejected or canceled.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

     PERFORMANCE AND YIELD INFORMATION

From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     CAPITAL APPRECIATION PORTFOLIO
                                                  ------------------------------------
                                                             INITIAL CLASS
                                                  ------------------------------------

                                                         YEAR ENDED DECEMBER 31
                                                     2003         2002         2001
                                                  ------------------------------------
Net asset value at beginning of period..........  $    16.33   $    23.64   $    30.81
                                                  ----------   ----------   ----------
Net investment income (loss)....................        0.04(b)       0.02        0.02
Net realized and unrealized gain (loss) on
  investments...................................        4.37        (7.31)       (7.17)
                                                  ----------   ----------   ----------
Total from investment operations................        4.41        (7.29)       (7.15)
                                                  ----------   ----------   ----------
Less dividends and distributions:
  From net investment income....................       (0.04)       (0.02)       (0.02)
  From net realized gain on investments.........          --           --           --
                                                  ----------   ----------   ----------
Total dividends and distributions...............       (0.04)       (0.02)       (0.02)
                                                  ----------   ----------   ----------
Net asset value at end of period................  $    20.70   $    16.33   $    23.64
                                                  ==========   ==========   ==========
Total investment return.........................       26.99%      (30.83%)     (23.22%)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income (loss)..................        0.20%        0.11%        0.09%
  Expenses......................................        0.64%        0.64%        0.63%
Portfolio turnover rate.........................          26%          72%          46%
Net assets at end of period (in 000's)..........  $1,011,538   $  842,410   $1,345,799

                                                         CAPITAL APPRECIATION PORTFOLIO
                                                  ---------------------------------------------
                                                        INITIAL CLASS             SERVICE CLASS
                                                  --------------------------      -------------
                                                                                     JUNE 5,
                                                                                     2003(A)
                                                                                     THROUGH
                                                    YEAR ENDED DECEMBER 31        DECEMBER 31,
                                                     2000            1999             2003
                                                  ---------------------------------------------
Net asset value at beginning of period..........  $    36.98      $    30.61         $ 18.43
                                                  ----------      ----------         -------
Net investment income (loss)....................       (0.05)(b)       (0.02)(b)        0.01(b)
Net realized and unrealized gain (loss) on
  investments...................................       (3.73)           7.79            2.27
                                                  ----------      ----------         -------
Total from investment operations................       (3.78)           7.77            2.28
                                                  ----------      ----------         -------
Less dividends and distributions:
  From net investment income....................          --              --           (0.03)
  From net realized gain on investments.........       (2.39)          (1.40)             --
                                                  ----------      ----------         -------
Total dividends and distributions...............       (2.39)          (1.40)          (0.03)
                                                  ----------      ----------         -------
Net asset value at end of period................  $    30.81      $    36.98         $ 20.68
                                                  ==========      ==========         =======
Total investment return.........................      (10.72%)         25.41%          12.36%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income (loss)..................       (0.15%)         (0.05%)         (0.05%)+(d)
  Expenses......................................        0.63%           0.62%           0.89%+
Portfolio turnover rate.........................          33%             37%             26%
Net assets at end of period (in 000's)..........  $1,813,776      $1,848,514         $15,582

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            COMMON STOCK PORTFOLIO
                                                  --------------------------------------------------------------------------
                                                                        INITIAL CLASS                          SERVICE CLASS
                                                  ----------------------------------------------------------   -------------
                                                                                                                  JUNE 5,
                                                                                                                  2003(A)
                                                                                                                  THROUGH
                                                                    YEAR ENDED DECEMBER 31                     DECEMBER 31,
                                                    2003       2002        2001         2000         1999          2003
                                                  --------------------------------------------------------------------------
Net asset value at beginning of period..........  $  14.98   $  19.99   $    24.28   $    27.78   $    23.62      $ 16.45
                                                  --------   --------   ----------   ----------   ----------      -------
Net investment income...........................      0.17(b)     0.16        0.14         0.15         0.16         0.07(b)
Net realized and unrealized gain (loss) on
  investments...................................      3.78      (5.01)       (4.29)       (1.06)        6.89         2.38
                                                  --------   --------   ----------   ----------   ----------      -------
Total from investment operations................      3.95      (4.85)       (4.15)       (0.91)        7.05         2.45
                                                  --------   --------   ----------   ----------   ----------      -------
Less dividends and distributions:
  From net investment income....................     (0.18)     (0.16)       (0.14)       (0.15)       (0.16)       (0.16)
  From net realized gain on investments.........        --         --           --        (2.44)       (2.73)          --
                                                  --------   --------   ----------   ----------   ----------      -------
Total dividends and distributions...............     (0.18)     (0.16)       (0.14)       (2.59)       (2.89)       (0.16)
                                                  --------   --------   ----------   ----------   ----------      -------
Net asset value at end of period................  $  18.75   $  14.98   $    19.99   $    24.28   $    27.78      $ 18.74
                                                  ========   ========   ==========   ==========   ==========      =======
Total investment return.........................     26.37%    (24.25%)     (17.09%)      (3.34%)      29.96%       14.93%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      1.05%      0.89%        0.66%        0.55%        0.63%        0.80%+(d)
  Expenses......................................      0.52%      0.51%        0.50%        0.50%        0.49%        0.77%+
Portfolio turnover rate.........................        72%       120%          93%          77%          71%          72%
Net assets at end of period (in 000's)..........  $864,373   $731,686   $1,059,832   $1,331,634   $1,312,905      $10,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO
                                                  -------------------------------------------------------------------
                                                                           INITIAL CLASS
                                                  ---------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31
                                                    2003       2002           2001           2000          1999
                                                  ---------------------------------------------------------------
Net asset value at beginning of period..........  $   8.90   $  12.41       $  14.87       $  18.55       $ 11.78
                                                  --------   --------       --------       --------       -------
Net investment income (loss)....................      0.02(b)     0.01         (0.01)(b)      (0.02)(b)     (0.01)(b)
Net realized and unrealized gain (loss) on
  investments...................................      2.48      (3.51)         (2.45)         (1.69)         7.71
                                                  --------   --------       --------       --------       -------
Total from investment operations................      2.50      (3.50)         (2.46)         (1.71)         7.70
                                                  --------   --------       --------       --------       -------
Less dividends and distributions:
  From net investment income....................     (0.02)     (0.01)            --             --         (0.00)(c)
  From net realized gain on investments.........        --         --             --          (1.97)        (0.93)
                                                  --------   --------       --------       --------       -------
Total dividends and distributions...............     (0.02)     (0.01)            --          (1.97)        (0.93)
                                                  --------   --------       --------       --------       -------
Net asset value at end of period................  $  11.38   $   8.90       $  12.41       $  14.87       $ 18.55
                                                  ========   ========       ========       ========       =======
Total investment return.........................     28.05%    (28.21%)       (16.56%)        (9.97%)       65.50%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income (loss)..................      0.17%      0.07%         (0.10%)        (0.19%)       (0.04%)
  Net expenses..................................      0.83%      0.81%          0.80%          0.80%         0.85%
  Expenses (before reimbursement)...............      0.83%      0.81%          0.80%          0.80%         0.87%
Portfolio turnover rate.........................       160%       168%           172%           363%          203%
Net assets at end of period (in 000's)..........  $154,082   $119,529       $180,447       $218,190       $65,089

                                                  EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO
                                                  -------------
                                                  SERVICE CLASS
                                                  -------------
                                                     JUNE 6,
                                                     2003(A)
                                                     THROUGH
                                                  DECEMBER 31,
                                                      2003
                                                  -------------
Net asset value at beginning of period..........     $10.18
                                                     ------
Net investment income (loss)....................      (0.00)(b)(c)
Net realized and unrealized gain (loss) on
  investments...................................       1.20
                                                     ------
Total from investment operations................       1.20
                                                     ------
Less dividends and distributions:
  From net investment income....................      (0.01)
  From net realized gain on investments.........         --
                                                     ------
Total dividends and distributions...............      (0.01)
                                                     ------
Net asset value at end of period................     $11.37
                                                     ======
Total investment return.........................      11.83%(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income (loss)..................      (0.08%)+(e)
  Net expenses..................................       1.08%+
  Expenses (before reimbursement)...............       1.08%+
Portfolio turnover rate.........................        160%
Net assets at end of period (in 000's)..........     $7,455

------------
(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +  Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     LORD ABBETT DEVELOPING GROWTH PORTFOLIO
                                                  ------------------------------------------------------------------------------
                                                                       INITIAL CLASS                               SERVICE CLASS
                                                  -------------------------------------------------------          -------------
                                                                                                                      JUNE 5,
                                                                                                                      2003(A)
                                                                                                                      THROUGH
                                                                  YEAR ENDED DECEMBER 31                           DECEMBER 31,
                                                   2003      2002      2001          2000          1999                2003
                                                  ------------------------------------------------------------------------------
Net asset value at beginning of period..........  $  6.19   $  8.71   $  9.40       $ 11.94       $  9.21             $ 7.20
                                                  -------   -------   -------       -------       -------             ------
Net investment loss.............................    (0.07)(b)   (0.07)(b)   (0.07)(b)   (0.07)(b)   (0.05)(b)          (0.06)(b)
Net realized and unrealized gain (loss) on
  investments...................................     2.45     (2.45)    (0.62)        (2.19)         2.81               1.42
                                                  -------   -------   -------       -------       -------             ------
Total from investment operations................     2.38     (2.52)    (0.69)        (2.26)         2.76               1.36
                                                  -------   -------   -------       -------       -------             ------
Less distributions:
  From net realized gain on investments.........       --        --        --         (0.28)        (0.03)                --
                                                  -------   -------   -------       -------       -------             ------
Net asset value at end of period................  $  8.57   $  6.19   $  8.71       $  9.40       $ 11.94             $ 8.56
                                                  =======   =======   =======       =======       =======             ======
Total investment return.........................    38.49%   (28.98%)   (7.34%)      (19.08%)       32.19%             18.83%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment loss...........................    (1.01%)   (0.92%)   (0.83%)       (0.68%)       (0.54%)            (1.26%)+(d)
  Net expenses..................................     1.19%     1.10%     1.08%         1.07%         0.95%              1.44%+
  Expenses (before reimbursement)...............     1.19%     1.10%     1.08%         1.07%         1.04%              1.44%+
Portfolio turnover rate.........................      103%       62%       49%           51%           59%               103%
Net assets at end of period (in 000's)..........  $38,146   $22,338   $31,243       $36,015       $32,100             $4,441

------------
(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +  Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                                                  -----------------------------------------------------------------------
                                                                      INITIAL CLASS                         SERVICE CLASS
                                                  ------------------------------------------------------    -------------
                                                                                                              JUNE 13,
                                                                                                               2003(A)
                                                                                                               THROUGH
                                                                  YEAR ENDED DECEMBER 31                    DECEMBER 31,
                                                     2003        2002       2001       2000       1999          2003
                                                  -----------------------------------------------------------------------
Net asset value at beginning of period..........   $  8.14     $ 10.24    $ 11.28    $ 12.74    $ 10.91        $ 9.26
                                                   -------     -------    -------    -------    -------        ------
Net investment income...........................      0.14(b)     0.10       0.08       0.07       0.08          0.07(b)
Net realized and unrealized gain (loss) on
  investments...................................      2.20       (2.10)     (1.04)     (1.44)      1.83          1.14
                                                   -------     -------    -------    -------    -------        ------
Total from investment operations................      2.34       (2.00)     (0.96)     (1.37)      1.91          1.21
                                                   -------     -------    -------    -------    -------        ------
Less dividends and distributions:
  From net investment income....................     (0.13)      (0.10)     (0.08)     (0.07)     (0.08)        (0.13)
  From net realized gain on investments.........        --          --         --      (0.02)        --            --
                                                   -------     -------    -------    -------    -------        ------
Total dividends and distributions...............     (0.13)      (0.10)     (0.08)     (0.09)     (0.08)        (0.13)
                                                   -------     -------    -------    -------    -------        ------
Net asset value at end of period................   $ 10.35     $  8.14    $ 10.24    $ 11.28    $ 12.74        $10.34
                                                   =======     =======    =======    =======    =======        ======
Total investment return.........................     28.69%     (19.52%)    (8.50%)   (10.73%)    17.59%        13.10%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      1.51%       1.09%      0.81%      0.66%      0.89%         1.26%+(d)
  Net expenses..................................      0.94%       0.92%      0.88%      0.90%      0.85%         1.19%+
  Expenses (before reimbursement)...............      0.94%       0.92%      0.88%      0.90%      0.92%         1.19%+
Portfolio turnover rate.........................        79%         71%        61%        59%        51%           79%
Net assets at end of period (in 000's)..........   $69,598     $58,153    $71,000    $75,189    $64,142        $4,099

------------
(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          CONVERTIBLE PORTFOLIO
                                                  ---------------------------------------------------------------------
                                                                     INITIAL CLASS                        SERVICE CLASS
                                                  ----------------------------------------------------    -------------
                                                                                                             JUNE 5,
                                                                                                             2003(A)
                                                                                                             THROUGH
                                                                 YEAR ENDED DECEMBER 31                   DECEMBER 31,
                                                    2003       2002       2001       2000       1999          2003*
                                                  ---------------------------------------------------------------------
Net asset value at beginning of period..........  $   9.04   $  10.11   $  10.71   $  12.68   $ 10.33        $  9.95
                                                  --------   --------   --------   --------   -------        -------
Net investment income...........................      0.27(b)     0.28      0.36(c)     0.42     0.49           0.14(b)
Net realized and unrealized gain (loss) on
  investments...................................      1.74      (1.08)     (0.58)(c)    (1.00)    3.81          0.94
                                                  --------   --------   --------   --------   -------        -------
Total from investment operations................      2.01      (0.80)     (0.22)     (0.58)     4.30           1.08
                                                  --------   --------   --------   --------   -------        -------
Less dividends and distributions:
  From net investment income....................     (0.23)     (0.27)     (0.38)     (0.42)    (0.49)         (0.22)
  From net realized gain on investments.........        --         --         --      (0.97)    (1.46)            --
                                                  --------   --------   --------   --------   -------        -------
Total dividends and distributions...............     (0.23)     (0.27)     (0.38)     (1.39)    (1.95)         (0.22)
                                                  --------   --------   --------   --------   -------        -------
Net asset value at end of period................  $  10.82   $   9.04   $  10.11   $  10.71   $ 12.68        $ 10.81
                                                  ========   ========   ========   ========   =======        =======
Total investment return.........................     22.23%     (7.91%)    (2.18%)    (5.02%)   41.98%         10.84%(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      2.71%      2.97%      3.86%(c)     4.25%    4.52%         2.46%+(f)
  Expenses......................................      0.67%      0.67%      0.67%      0.66%     0.71%          0.92%+
Portfolio turnover rate.........................        76%        95%       171%       183%      264%            76%
Net assets at end of period (in 000's)..........  $292,043   $204,263   $202,564   $168,085   $94,834        $23,672

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(e)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(e)
          Decrease ratio of net investment income...........   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  DREYFUS LARGE COMPANY VALUE PORTFOLIO
                                                  ---------------------------------------------------------------------
                                                                     INITIAL CLASS                        SERVICE CLASS
                                                  ---------------------------------------------------     -------------
                                                                                                             JUNE 5,
                                                                                                             2003(A)
                                                                                                             THROUGH
                                                                YEAR ENDED DECEMBER 31                    DECEMBER 31,
                                                   2003       2002       2001       2000       1999           2003
                                                  ---------------------------------------------------------------------
Net asset value at beginning of period..........  $  8.01   $ 10.46    $ 11.29    $ 10.84    $ 10.23         $ 8.97
                                                  -------   -------    -------    -------    -------         ------
Net investment income...........................     0.07(b)    0.06      0.07       0.07       0.08           0.03(b)
Net realized and unrealized gain (loss) on
  investments...................................     2.17     (2.45)     (0.56)      0.64       0.61           1.24
                                                  -------   -------    -------    -------    -------         ------
Total from investment operations................     2.24     (2.39)     (0.49)      0.71       0.69           1.27
                                                  -------   -------    -------    -------    -------         ------
Less dividends and distributions:
  From net investment income....................    (0.07)    (0.06)     (0.07)     (0.07)     (0.08)         (0.07)
  From net realized gain on investments.........       --        --      (0.27)     (0.19)        --             --
                                                  -------   -------    -------    -------    -------         ------
Total dividends and distributions...............    (0.07)    (0.06)     (0.34)     (0.26)     (0.08)         (0.07)
                                                  -------   -------    -------    -------    -------         ------
Net asset value at end of period................  $ 10.18   $  8.01    $ 10.46    $ 11.29    $ 10.84         $10.17
                                                  =======   =======    =======    =======    =======         ======
Total investment return.........................    27.95%   (22.86%)    (4.51%)     6.59%      6.73%         14.13%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................     0.87%     0.63%      0.80%      0.78%      0.90%          0.62%+(d)
  Net expenses..................................     0.99%     0.98%      0.99%      1.01%      0.95%          1.24%+
  Expenses (before reimbursement)...............     0.99%     0.98%      0.99%      1.01%      1.00%          1.24%+
Portfolio turnover rate.........................       73%       65%        74%       159%       121%            73%
Net assets at end of period (in 000's)..........  $62,229   $49,975    $59,220    $45,278    $30,608         $6,033

------------
(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c) Total return is not annualized.
(d) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +  Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            TOTAL RETURN PORTFOLIO
                                                  --------------------------------------------------------------------------
                                                                       INITIAL CLASS                           SERVICE CLASS
                                                  --------------------------------------------------------     -------------
                                                                                                                  JUNE 4,
                                                                                                                  2003(A)
                                                                                                                  THROUGH
                                                                   YEAR ENDED DECEMBER 31                      DECEMBER 31,
                                                     2003        2002       2001         2000       1999           2003
                                                  --------------------------------------------------------------------------
Net asset value at beginning of period..........   $  13.55    $  16.69   $  19.21     $  22.36   $  19.99        $ 14.79
                                                   --------    --------   --------     --------   --------        -------
Net investment income...........................       0.27(c)     0.37       0.44(b)      0.43       0.39           0.14(c)
Net realized and unrealized gain (loss) on
  investments...................................       2.39       (3.13)     (2.49)(b)    (1.36)      3.00           1.26
                                                   --------    --------   --------     --------   --------        -------
Total from investment operations................       2.66       (2.76)     (2.05)       (0.93)      3.39           1.40
                                                   --------    --------   --------     --------   --------        -------
Less dividends and distributions:
  From net investment income....................      (0.28)      (0.38)     (0.44)       (0.43)     (0.39)        (0.27)
  From net realized gain on investments.........         --          --      (0.03)       (1.79)     (0.63)            --
                                                   --------    --------   --------     --------   --------        -------
Total dividends and distributions...............      (0.28)      (0.38)     (0.47)       (2.22)     (1.02)        (0.27)
                                                   --------    --------   --------     --------   --------        -------
Net asset value at end of period................   $  15.93    $  13.55   $  16.69     $  19.21   $  22.36        $ 15.92
                                                   ========    ========   ========     ========   ========        =======
Total investment return.........................      19.68%     (16.57%)   (10.69%)      (4.36%)    17.02%          9.47%(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................       1.87%       2.28%      2.42%(b)     2.05%      1.88%          1.62%+(e)
  Expenses......................................       0.61%       0.61%      0.59%        0.59%      0.58%          0.86%+
Portfolio turnover rate.........................         69%        101%       125%         120%       133%            69%
Net assets at end of period (in 000's)..........   $558,181    $498,484   $679,154     $805,862   $821,531        $12,116

------------
(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income..............................  $(0.02)
Increase net realized and unrealized gains and losses.......    0.02
Decrease ratio of net investment income.....................   (0.12%)

(c)   Per share data based on average shares outstanding during the period.
(d)   Total return is not annualized.
(e) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +  Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             VALUE PORTFOLIO
                                                  ----------------------------------------------------------------------
                                                                     INITIAL CLASS                         SERVICE CLASS
                                                  ----------------------------------------------------     -------------
                                                                                                              JUNE 4,
                                                                                                              2003(A)
                                                                                                              THROUGH
                                                                 YEAR ENDED DECEMBER 31                    DECEMBER 31,
                                                    2003       2002       2001       2000       1999           2003
                                                  ----------------------------------------------------------------------
Net asset value at beginning of period..........  $  11.91   $  15.35   $  16.21   $  15.00   $  13.96        $ 12.81
                                                  --------   --------   --------   --------   --------        -------
Net investment income...........................      0.21(b)     0.20      0.23       0.20       0.20           0.10(b)
Net realized and unrealized gain (loss) on
  investments...................................      3.04      (3.43)     (0.15)      1.73       1.03           2.23
                                                  --------   --------   --------   --------   --------        -------
Total from investment operations................      3.25      (3.23)      0.08       1.93       1.23           2.33
                                                  --------   --------   --------   --------   --------        -------
Less dividends and distributions:
  From net investment income....................     (0.20)     (0.19)     (0.23)     (0.21)     (0.19)         (0.19)
  From net realized gain on investments.........        --      (0.02)     (0.71)     (0.51)        --             --
                                                  --------   --------   --------   --------   --------        -------
Total dividends and distributions...............     (0.20)     (0.21)     (0.94)     (0.72)     (0.19)         (0.19)
                                                  --------   --------   --------   --------   --------        -------
Net asset value at end of period................  $  14.96   $  11.91   $  15.35   $  16.21   $  15.00        $ 14.95
                                                  ========   ========   ========   ========   ========        =======
Total investment return.........................     27.37%    (21.05%)     0.40%     12.89%      8.80%         18.14%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      1.60%      1.43%      1.53%      1.33%      1.30%          1.35%+(d)
  Expenses......................................      0.66%      0.65%      0.64%      0.64%      0.63%          0.91%+
Portfolio turnover rate.........................        62%        64%        70%        90%        74%            62%
Net assets at end of period (in 000's)..........  $418,992   $331,833   $404,174   $338,596   $331,473        $15,024

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              BOND PORTFOLIO
                                                  -----------------------------------------------------------------------
                                                                     INITIAL CLASS                          SERVICE CLASS
                                                  ----------------------------------------------------      -------------
                                                                                                               JUNE 4,
                                                                                                               2003(A)
                                                                                                               THROUGH
                                                                 YEAR ENDED DECEMBER 31                     DECEMBER 31,
                                                    2003       2002       2001       2000       1999            2003
                                                  -----------------------------------------------------------------------
Net asset value at beginning of period..........  $  13.73   $  13.11   $  12.59   $  12.24   $  13.23         $ 14.33
                                                  --------   --------   --------   --------   --------         -------
Net investment income...........................      0.52(b)     0.60      0.65       0.85       0.78            0.28(b)
Net realized and unrealized gain (loss) on
  investments...................................      0.10       0.64       0.52       0.35      (0.99)          (0.28)
                                                  --------   --------   --------   --------   --------         -------
Total from investment operations................      0.62       1.24       1.17       1.20      (0.21)          (0.00)(c)
                                                  --------   --------   --------   --------   --------         -------
Less dividends and distributions:
  From net investment income....................     (0.59)     (0.61)     (0.65)     (0.85)     (0.78)          (0.58)
  From net realized gain on investments.........     (0.35)     (0.01)        --         --      (0.00)(c)       (0.35)
                                                  --------   --------   --------   --------   --------         -------
Total dividends and distributions...............     (0.94)     (0.62)     (0.65)     (0.85)     (0.78)          (0.93)
                                                  --------   --------   --------   --------   --------         -------
Net asset value at end of period................  $  13.41   $  13.73   $  13.11   $  12.59   $  12.24         $ 13.40
                                                  ========   ========   ========   ========   ========         =======
Total investment return.........................      4.52%      9.48%      9.27%      9.82%     (1.53%)         0.00%(d)(e)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      3.75%      4.93%      5.66%      6.37%      5.86%           3.50%+(f)
  Expenses......................................      0.54%      0.52%      0.52%      0.51%      0.50%           0.79%+
Portfolio turnover rate.........................       149%        76%        54%        58%       161%            149%
Net assets at end of period (in 000's)..........  $485,033   $481,740   $372,983   $257,573   $287,361         $19,603

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           GOVERNMENT PORTFOLIO
                                                  -----------------------------------------------------------------------
                                                                       INITIAL CLASS                        SERVICE CLASS
                                                  -------------------------------------------------------   -------------
                                                                                                               JUNE 4,
                                                                                                               2003(A)
                                                                                                               THROUGH
                                                                  YEAR ENDED DECEMBER 31                    DECEMBER 31,
                                                    2003          2002       2001       2000       1999         2003
                                                  -----------------------------------------------------------------------
Net asset value at beginning of period..........  $  11.05      $  10.35   $  10.11   $   9.56   $  10.27      $ 11.42
                                                  --------      --------   --------   --------   --------      -------
Net investment income...........................      0.36(b)       0.31       0.42(c)     0.62      0.53         0.21(b)
Net realized and unrealized gain (loss) on
  investments...................................     (0.15)         0.71       0.25(c)     0.55     (0.71)       (0.39)
                                                  --------      --------   --------   --------   --------      -------
Total from investment operations................      0.21          1.02       0.67       1.17      (0.18)       (0.18)
                                                  --------      --------   --------   --------   --------      -------
Less dividends:
  From net investment income....................     (0.53)        (0.32)     (0.43)     (0.62)     (0.53)       (0.52)
                                                  --------      --------   --------   --------   --------      -------
Net asset value at end of period................  $  10.73      $  11.05   $  10.35   $  10.11   $   9.56      $ 10.72
                                                  ========      ========   ========   ========   ========      =======
Total investment return.........................      1.88%         9.85%      6.64%     12.22%     (1.74%)      (1.63%)(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      3.25%         3.94%      5.01%(c)     6.29%     5.47%       3.00%+(e)
  Expenses......................................      0.59%         0.59%      0.60%      0.60%      0.59%        0.84%+
Portfolio turnover rate.........................       106%          146%       137%       311%       328%         106%
Net assets at end of period (in 000's)..........  $359,332      $432,816   $223,387   $130,390   $171,055      $13,521

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

        Decrease net investment income......................  $(0.04)
        Increase net realized and unrealized gains and
        losses..............................................    0.04
        Decrease ratio of net investment income.............   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    HIGH YIELD CORPORATE BOND PORTFOLIO
                                                  ------------------------------------------------------------------------
                                                                       INITIAL CLASS                         SERVICE CLASS
                                                  --------------------------------------------------------   -------------
                                                                                                                JUNE 4,
                                                                                                                2003(A)
                                                                                                                THROUGH
                                                                   YEAR ENDED DECEMBER 31                    DECEMBER 31,
                                                     2003        2002       2001         2000       1999         2003
                                                  ------------------------------------------------------------------------
Net asset value at beginning of period..........  $     7.39   $   8.09   $   8.72     $  10.69   $  10.92      $  8.69
                                                  ----------   --------   --------     --------   --------      -------
Net investment income...........................        0.75(b)     0.85      1.05(c)      1.32       1.31         0.44(b)
Net realized and unrealized gain (loss) on
  investments...................................        1.93      (0.67)     (0.64)(c)    (1.96)      0.07         0.92
Net realized and unrealized gain (loss) on
  foreign currency transactions.................        0.01      (0.02)      0.01         0.02       0.01         0.00(d)
                                                  ----------   --------   --------     --------   --------      -------
Total from investment operations................        2.69       0.16       0.42        (0.62)      1.39         1.36
                                                  ----------   --------   --------     --------   --------      -------
Less dividends and distributions:
  From net investment income....................       (0.67)     (0.86)     (1.05)       (1.35)     (1.38)       (0.65)
  From net realized gain on investments.........          --         --         --        (0.00)(d)    (0.24)         --
                                                  ----------   --------   --------     --------   --------      -------
Total dividends and distributions...............       (0.67)     (0.86)     (1.05)       (1.35)     (1.62)       (0.65)
                                                  ----------   --------   --------     --------   --------      -------
Net asset value at end of period................  $     9.41   $   7.39   $   8.09     $   8.72   $  10.69      $  9.40
                                                  ==========   ========   ========     ========   ========      =======
Total investment return.........................       36.37%      2.05%      4.91%       (5.87%)    12.84%       15.66%(e)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................        8.51%     10.44%     11.61%(c)    12.10%     11.33%        8.26%+(f)
  Expenses......................................        0.60%      0.60%      0.58%        0.60%      0.57%        0.85%+
Portfolio turnover rate.........................          43%        49%        56%          64%        93%          43%
Net assets at end of period (in 000's)..........  $1,114,766   $696,500   $684,738     $616,807   $684,956      $79,608

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income..............................  $(0.00)(b)
Increase net realized and unrealized gains and losses.......    0.00(b)
Decrease ratio of net investment income.....................   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                2003          2002          2001          2000          1999
                                                              ----------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.01          0.01          0.04          0.06          0.05
Net realized gain on investments............................      0.00(a)       0.00(a)       0.00(a)         --          0.00(a)
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.01          0.01          0.04          0.06          0.05
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.01)        (0.01)        (0.04)        (0.06)        (0.05)
  From net realized gain on investments.....................     (0.00)(a)     (0.00)(a)     (0.00)(a)        --         (0.00)(a)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.01)        (0.01)        (0.04)        (0.06)        (0.05)
                                                              --------      --------      --------      --------      --------
Net asset value at end of year..............................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      0.67%         1.36%         3.84%         6.06%         4.84%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.67%         1.33%         3.57%         5.87%         4.79%
  Expenses..................................................      0.55%         0.55%         0.54%         0.52%         0.51%
Net assets at end of year (in 000's)........................  $359,974      $518,348      $481,171      $305,915      $454,470

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(a)  Less than one cent per share.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833